UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2022

CEPTON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39959	27-2447291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 West Trimble Road

San Jose, CA 95131

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 408-459-7579

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.00001 per share	CPTN	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share, subject to adjustment	CPTNW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Investor Loan Agreement

As previously disclosed in the Current Report on Form 8-K filed by Cepton, Inc. (the “Company”) on October 27, 2022, Cepton Technologies, Inc. (the “Borrower”), a wholly owned subsidiary of the Company, entered into a Secured Term Loan Agreement (the “Investor Loan Agreement”) with Koito Manufacturing Co., Ltd. (the “Investor”) pursuant to which the Investor agreed to make a loan to the Borrower in the amount of ¥5.8 billion (approximately US$39 million) (the “Loan”). On November 7, 2022, the Loan was advanced, upon the satisfaction of customary conditions to funding, which included entering into a Security Agreement and a Patent Security Agreement, each between the Borrower and the Investor, pursuant to which, effective upon the Borrower’s receipt of the Loan, the Loan became secured by substantially all of the properties of the Borrower, including all patents.

A portion of the proceeds from the Loan were used to repay the outstanding principal and accrued and unpaid interest under the Loan and Security Agreement, dated as of January 4, 2022, by and between Trinity Capital Inc. and the Borrower (as amended, the “Trinity Loan Agreement”). In connection therewith, the Borrower terminated the Trinity Loan Agreement and paid a 1.50% prepayment penalty and a 2.50% end of term payment utilizing proceeds from the Loan.

The foregoing summary of the Security Agreement and Patent Security Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Security Agreement and Patent Security Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Security Agreement, dated as of November 7, 2022, by and between Cepton Technologies, Inc. and Koito Manufacturing Co., Ltd.
10.2	Patent Security Agreement, dated as of November 7, 2022, by and between Cepton Technologies, Inc. and Koito Manufacturing Co., Ltd.
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPTON, INC.

Date: November 7, 2022	By:	/s/ Jun Pei
	Name:	Jun Pei
	Title:	President and Chief Executive Officer

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